Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

(the “Fund”)

Maxim Loomis Sayles Small-Cap Value Portfolio

(the “Portfolio”)

Supplement dated January 12, 2012 to the Prospectus for the Portfolio and

the Statement of Additional Information for the Fund, both dated July 19, 2011

Effective December 31, 2011, Daniel G. Thelen is no longer a portfolio manager of the

Portfolio. All references to Mr. Thelen are removed effective December 31, 2011.

Joseph R. Gatz will continue to serve as portfolio manager of the Portfolio.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus for the Portfolio and the Statement of Additional Information for the Fund, both dated July 19, 2011.

Please keep this Supplement for future reference.